Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT (“Amendment”) is made as of the 14th day of April, 2016, by and among CODORUS VALLEY BANCORP, INC., a Pennsylvania business corporation (the “Corporation”), PEOPLESBANK, A Codorus Valley Company, a Pennsylvania banking institution (the “Bank”), and A. DWIGHT UTZ, an adult individual (the “Executive”), and amends that certain Employment Agreement made as of September 17, 2015, among the parties hereto (the “Employment Agreement”).

WITNESSETH

WHEREAS, the Corporation, the Bank and the Executive desire to amend the Employment Agreement to reflect the Executive’s change in position, salary and change in control benefit, all as hereinafter set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.        Change in Position. Sections 2, 3(c)(i) and 4(f) of the Employment Agreement are hereby amended and modified to replace the phrase “Executive Vice President and Chief Operating Officer of the Corporation and Bank” with “Executive Vice President and Chief Operating Officer of the Corporation and President and Chief Executive Officer of the Bank”.

2.        Salary Adjustment. Section 4(a) of the Employment Agreement is hereby amended and modified to replace the reference to “three hundred fifty thousand dollars ($350,000)” with “three hundred seventy-five thousand dollars ($375,000)”.

3.        Change in Control Benefit. Section 6(a)(i) is hereby amended and modified to replace the reference to “two times” with “three times” and Section 6(a)(ii) is hereby amended and modified to replace the reference to “two (2) years” with “three (3) years”.

4.        Ratification of Employment Agreement. In all other respects, the Employment Agreement, as amended above, is hereby ratified and confirmed by the parties thereto. All other provisions of the Employment Agreement shall remain in full force and effect as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the parties, each intending to be legally bound, have executed the Amendment as of the date, month and year first above written.

ATTEST:	CODORUS VALLEY BANCORP, INC.

By:
Secretary	Larry J. Miller
Chairman, President & CEO

ATTEST:	PEOPLESBANK,
A CODORUS VALLEY COMPANY

By:
Secretary	Larry J. Miller
Executive Chair
WITNESS:

A. Dwight Utz